UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 20, 2026 (May 19, 2026)

Twenty One Capital, Inc.

(Exact name of registrant as specified in its charter)

Texas	001-42997	39-2506682
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

111 Congress Avenue, Suite 500 Austin, Texas	78701
(Address of principal executive offices)	(Zip Code)

(206) 552-9859

(Registrant’s telephone number, including area code)

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A common stock, par value $0.01 per share	XXI	The New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On May 19, 2026, Twenty One Capital, Inc.’s (the “Company”) board of directors approved, and holders of an aggregate of 215,736,011 shares of the Company’s Class B common stock, comprising all shares of the Company entitled to vote at the Company’s shareholder meetings, acted by written consent to adopt and approve, the Second Amended and Restated Certificate of Formation (the “Certificate of Formation”), which was filed with the Texas Secretary of State on May 20, 2026 and became effective on May 20, 2026.

The amendments affected by the Certificate of Formation remove references to Stellar Beacon LLC (“SoftBank”) and that certain Governance Agreement, dated December 8, 2025 (the “Governance Agreement”), by and among the Company, Tether Investments, S.A. de C.V., an El Salvador sociedad anónima de capital variable (“Tether Investments”), SoftBank and iFinex, Inc., a British Virgin Islands company (“Bitfinex”), which was terminated on May 19, 2026, as previously disclosed in the Company’s Current Report on Form 8-K filed on May 20, 2026.

In addition, on May 19, 2026, the Company’s board of directors approved and adopted the Amended and Restated Bylaws (the “Bylaws”). The amendments affected by the Bylaws:

●	remove references to SoftBank and the Governance Agreement; and

●	add an affirmative election to be governed by Section 21.419 of the Texas Business Organizations Code and any successor provision thereto.

The foregoing summary of the Certificate of Formation and the Bylaws is qualified in its entirety by reference to the text of the Company’s Certificate of Formation and the Bylaws, which are attached as Exhibits 3.1 and 3.2 hereto, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders.

The information set forth under Item 5.03 of this Curren Report on Form 8-K is incorporated by reference into this Item 5.07 to the extent required.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description
3.1	Second Amended and Restated Certificate of Formation of Twenty One Capital, Inc.
3.2	Amended and Restated Bylaws of Twenty One Capital, Inc.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: May 20, 2026

Twenty One Capital, Inc.

	By:	/s/ James Nguyen
	Name:	James Nguyen
	Title:	General Counsel and Chief Compliance Officer

2